UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2007

Avon Products, Inc.

(Exact name of registrant as specified in charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas

New York, New York 10105-0196

(Address of principal executive offices) (Zip Code)

(212) 282-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2007, Avon Products, Inc. (the “Company”) adopted a form of Restricted Stock Unit Award Agreement (the “Form RSU Agreement”) and a form of Retention Restricted Stock Unit Award Agreement (the “Form Retention RSU Agreement” and collectively with the Form RSU Agreement, the “Agreements”) under the Avon Products, Inc. 2005 Stock Incentive Plan, pursuant to which the Company grants various awards to its senior officers, including its named executive officers, from time to time.

Restricted stock unit awards granted under the Agreements (“RSUs”) are subject to certain vesting and payment provisions. Specifically, any RSUs granted vest 100% after three years. Upon a grantee’s voluntary departure or departure for cause from the Company, any outstanding RSUs are automatically forfeited. Upon a grantee’s permanent disability, 100% of any outstanding RSUs would vest and be settled on the original vesting date specified in the terms of the grant. Upon a grantee’s death, 100% of any outstanding RSUs would vest and the grantee’s estate would receive such settlement at or around the time of death. Upon a grantee’s involuntary departure from the Company without cause, any outstanding RSUs would vest on a prorated basis to the last day worked and be settled at or around the time of departure. Upon a change in control of the Company, 100% of any outstanding RSUs would vest and shares would be issued to the grantee as soon as practicable. Upon a grantee’s retirement from the Company, any outstanding RSUs under the Form Retention RSU Agreement are automatically forfeited, whereas 100% of any outstanding RSUs under the Form RSU Agreement would vest and be settled on the original vesting date specified in the terms of the grant.

The foregoing does not constitute a complete summary of the terms of the Agreements, and reference is made to the complete text of the Agreements which are attached hereto as exhibits and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1	Form of Restricted Stock Unit Award Agreement under the Avon Products, Inc. 2005 Stock Incentive Plan
Exhibit 10.2	Form of Retention Restricted Stock Unit Award Agreement under the Avon Products, Inc. 2005 Stock Incentive Plan

(Page 2 of 3 Pages)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.
(Registrant)

By	/s/ Kim K. Azzarelli
Kim K. Azzarelli
Vice President, Associate General Counsel and Corporate Secretary

Date: February 7, 2008

(Page 3 of 3 Pages)

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Form of Restricted Stock Unit Award Agreement under the Avon Products, Inc. 2005 Stock Incentive Plan

Exhibit 10.2	Form of Retention Restricted Stock Unit Award Agreement under the Avon Products, Inc. 2005 Stock Incentive Plan